Sunterra Corporation Reports Continuing Strong Growth; $5.8 Million of Net Income

LAS VEGAS, NV -- 02/08/2005 -- Sunterra Corporation (NASDAQ: SNRR) today reported net income of $5.8 million, or $0.24 per share for the three months ended December 31, 2004, reversing a loss in the comparable period a year ago of $92.0 million, or $4.60 per share. Adjusted EBITDA for the three months ended December 31, 2004 was $17.7 million, versus $13.4 million for the comparable prior year period.

Excluding impairment charges of $92.5 million, the Company's net income for the quarter ended December 31, 2003, was $0.5 million, or $0.03 per share. The impairment charge was primarily related to goodwill.

The December 2004 quarter was the first quarter since Sunterra's reorganization in which the Company has recorded a provision for federal and state income tax expense in the United States for financial reporting purposes. The Company noted that after utilization of pre-emergence net operating losses, it expects the actual tax burden for federal and state income tax purposes to be significantly lower than the amount provided for financial reporting purposes.

Nicholas Benson, president and chief executive officer, said: “Sunterra has once again delivered a quarter of strong financial results. This is a continuing solid performance by the company and with further development planned for 2005 pursuant to our global business strategy, I am confident in our ability to drive excellent returns from the business.”

Results by Geographic Segment

North American operations

Vacation Interest revenues in Sunterra's North American operations increased 34 percent in the three months ended December 31, 2004 compared to the year-ago period, reflecting widespread acceptance of Sunterra's global points-based product, successful integration of the Embassy Vacation Resort Ka'anapali, and increasing consumer confidence in vacation ownership and the Sunterra brand. The North American operations reported net income of $4.7 million for the three months ended December 31, 2004 compared to a loss of $95.4 million in the same year-ago period. Excluding the impairment charges noted above, the North American operations lost $2.9 million in the three months ended December 31, 2003.

European operations

The Company's European operations generated $1.1 million of net income in the three months ended December 31, 2004 on total revenues of $25.1 million, compared with net income in the comparable 2003 period of $3.4 million on total revenues of $24.5 million. European Vacation Interest revenues increased 3.5 percent to $20.4 million in the December 31, 2004 quarter from $19.7 million in the three months ended December 31, 2003. These results reflect the investment being made in new marketing initiatives, which increased the pressure on margins for this region in the three months ended December 31, 2004.

Investor Conference Call

Sunterra will host a conference call on Tuesday, February 8, 2005, at 5:00 p.m. Eastern time to discuss the results. Investors may access the call live by dialing 1-877-209-0397 and entering Access Code 765584. For those not able to participate in the live call, a replay will be available at 1-800-475-6701, and using Access Code 765584.

Sunterra is one of the world's largest vacation ownership companies with more than 300,000 owner member families and 93 branded or affiliated vacation ownership resorts throughout the continental United States and Hawaii, Canada, Europe, the Caribbean and Mexico. Sunterra news releases, as well as additional news and information on the Company, can be found at www.sunterra.com.

Statements about future results and plans made in this release and the statements attached hereto constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company cautions that these statements are not guarantees of future performance, and involve risks and uncertainties and other factors that may cause results to differ materially from those anticipated at the time such statements are made. Future results, performance and achievements may be affected by general economic conditions including a global economic downturn, the impact of war and terrorist activity, business and financing conditions, foreign exchange fluctuations, governmental and regulatory actions, the cyclicality of the vacation ownership industry, relationships with key employees, domestic and international political and geopolitical conditions, competition, downturns in leisure travel patterns, risk associated with the level and structure of our indebtedness, risk associated with potential acquisitions and dispositions, and other circumstances and uncertainties. These risks and uncertainties are presented in detail in our filings with the Securities and Exchange Commission, including our most recent Transition Report on Form 10-K. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that results will not materially differ.

We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

                  SUNTERRA CORPORATION AND SUBSIDIARIES

                  Consolidated Statements of Operations

              Three Months Ended December 31, 2004 and 2003

                  (in thousands, except per share data)

                              (unaudited)

                                                     Three Months Ended
                                                        December 31,
                                                      2004        2003
                                                    --------    --------
REVENUES

  Vacation interest                                 $ 67,423    $ 54,687
  Resort rental                                        6,662       2,269
  Management services                                  6,763       7,188
  Interest                                            10,122       6,478
  Other                                                5,740       6,164
                                                    --------    --------

  Total revenues                                      96,710      76,786
                                                    --------    --------

COSTS AND OPERATING EXPENSES

  Vacation interest cost of sales                     10,194      10,753
  Advertising, sales and marketing                    38,867      30,267
  Vacation interest carrying costs                     8,784       2,878
  Provision for doubtful accounts and loan losses      2,531       1,302
  Loan portfolio                                       1,476       2,431
  General and administrative                          17,578      17,635
  Gain on sales of assets                               (192)        (78)
  Depreciation and amortization                        2,415       3,144
  Interest                                             6,093       7,780
  Reorganization and restructuring, net                    -         311
  Impairment of assets                                     -      92,483
                                                    --------    --------

  Total costs and operating expenses                  87,746     168,906
                                                    --------    --------

Income (loss) from operations                          8,964     (92,120)

  Income from investments in joint ventures              258         865
                                                    --------    --------

Income (loss) before provision for  income taxes       9,222     (91,255)

  Provision for income taxes                           3,470         726
                                                    --------    --------

Net income (loss)                                   $  5,752    $(91,981)
                                                    ========    ========

Net income (loss) per share:

  Basic                                             $   0.29    $  (4.60)
                                                    ========    ========

  Diluted                                           $   0.24    $  (4.60)
                                                    ========    ========

Weighted-average number of
 common shares outstanding:

  Basic                                               20,000      20,000
                                                    ========    ========

  Diluted                                             25,940      20,000
                                                    ========    ========

                  SUNTERRA CORPORATION AND SUBSIDIARIES

                      Consolidated Balance Sheets

                 As of December 31 and September 30, 2004

                            (in thousands)

                                                   12/31/2004   9/30/2004
                                                    --------    --------
                                                   (unaudited)

ASSETS

  Cash and cash equivalents                         $ 22,508    $ 26,842
  Cash in escrow and restricted cash                  91,443      88,663
  Mortgages and contracts receivable, net            290,233     278,569
  Retained interests in mortgages and
   contracts receivable sold                          23,583      23,319
  Due from related parties, net                        7,179       6,279
  Other receivables, net                              21,671      26,608
  Prepaid expenses and other assets, net              49,302      47,944
  Assets held for sale                                     -         551
  Investment in joint venture                          6,836       7,187
  Unsold vacation interests, net                     178,596     168,858
  Property and equipment, net                         83,699      77,996
  Goodwill,net                                        80,812      82,759
  Intangible and other assets, net                       862       1,283
                                                    --------    --------

  Total assets                                      $856,724    $836,858
                                                    ========    ========

LIABILITIES AND STOCKHOLDERS' EQUITY

  Borrowings under line of credit agreements        $177,626    $171,737
  Accounts payable                                     8,246      10,401
  Accrued liabilities                                 96,042      80,895
  Income taxes payable                                 3,196       3,421
  Deferred revenues                                   91,136      95,127
  Securitization notes                               142,701     151,710
  Senior subordinated convertible notes               95,000      95,000
  Notes payable                                        1,916       2,261
                                                    --------    --------

    Total liabilities                                615,863     610,552
                                                    --------    --------

STOCKHOLDERS' EQUITY

  Common stock                                           189         189
  Additional paid-in capital                         297,145     297,145
  Accumulated deficit                                (76,462)    (82,214)
  Accumulated other comprehensive income              19,989      11,186
                                                    --------    --------

    Total stockholders' equity                       240,861     226,306
                                                    --------    --------

  Total liabilities and stockholders' equity        $856,724    $836,858
                                                    ========    ========

                  SUNTERRA CORPORATION AND SUBSIDIARIES

    Reconciliation of Components of Diluted Net Income (Loss) Per Share

               Three Months Ended December 31, 2004 and 2003

                            (in thousands)

                              (unaudited)

                                                     Three Months Ended
                                                        December 31,
                                                      2004        2003
                                                    --------    --------
Net income (loss) available to
 common shareholders, basic                         $  5,752    $(91,981)

  Effect of dilutive securities:

    Deemed conversion of 3 3/4%
     Senior Subordinated Convertible Notes
     due 2024, net                                       596           -
                                                    --------    --------

Net income (loss) available to
 common shareholders, diluted                       $  6,348    $(91,981)
                                                    ========    ========

                                                     Three Months Ended
                                                        December 31,
                                                      2004        2003
                                                    --------    --------
Basic weighted average common shares outstanding      20,000      20,000

  Effect of dilutive securities:

     Stock options issued under the Sunterra
      Corporation 2002 Stock Option Plan                    2          -

    Deemed conversion of 3 3/4%
     Senior Subordinated Convertible Notes
     due 2024, net                                      5,938          -
                                                    --------    --------

Diluted weighted average common shares outstanding    25,940      20,000
                                                    ========    ========

                  SUNTERRA CORPORATION AND SUBSIDIARIES

                        Selected Cash Flow Information

               Three Months Ended December 31, 2004 and 2003

                            (in thousands)

                              (unaudited)

                                                     Three Months Ended
                                                        December 31,
                                                      2004        2003
                                                    --------    --------
Cash paid for capital expenditures                  $  3,914    $  2,770
                                                    ========    ========

Cash paid for interest                              $  4,106    $  4,311
                                                    ========    ========

Cash paid for (received from) income taxes          $  1,063    $ (1,308)
                                                    ========    ========
Non-GAAP Financial Measures

We believe that our presentation of EBITDA, Adjusted EBITDA, and net income (loss) excluding impairment charges, which are non-GAAP financial measures, are important supplemental measures of operating performance to investors. Our quantitative reconciliation of all non-GAAP measures used in the release to the most directly comparable financial measure calculated and presented in accordance with GAAP is represented in the tables following this discussion, which defines these terms and why we believe they are useful measures of our performance.

EBITDA and Adjusted EBITDA

Earnings before interest, taxes, depreciation and amortization (EBITDA) is a commonly used measure of performance in our industry which we believe, when considered with measures calculated in accordance with United States GAAP, gives investors a more complete understanding of our operating results before the impact of investing and financing transactions and income taxes, and facilitates comparisons between us and our competitors.

Management has historically adjusted EBITDA when evaluating operating performance because we believe that the inclusion or exclusion of certain recurring and non-recurring items described below is necessary to provide the most accurate measure of our core operating results and as a means to evaluate period-to-period results. We have chosen to provide this information to investors to enable them to perform more meaningful comparisons of past, present, and future operating results and as a means to evaluate the results of core on-going operations.

We do not reflect the items noted in the foregoing paragraph and described below when calculating EBITDA; however, we adjust for these items and refer to this measure as Adjusted EBITDA. We have historically reported this measure to our investors and believe that the continued inclusion of Adjusted EBITDA provides consistency in our financial reporting. We use Adjusted EBITDA in this news release because we believe it is useful to investors in allowing greater transparency related to a significant measure used by management in its financial and operational decision-making. Adjusted EBITDA is among the more significant factors in management's internal evaluation of total company performance. Management also uses Adjusted EBITDA as a measure in determining the value of acquisitions and dispositions. Adjusted EBITDA is also used by management in the annual budget process. Externally, we believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

Adjusted EBITDA reflects EBITDA adjusted to exclude amortization of capitalized loan origination costs and the portfolio premium recorded at the Company's emergence in July 2002, as well as the effect of gains and losses on asset dispositions and non-recurring items, such as asset write-downs, impairment losses, foreign currency holding gains and losses, and, in the case of results for periods prior to January 1, 2004, reorganization charges and restructuring expenses.

Management believes it is useful to exclude the amortization of capitalized loan origination costs and the portfolio premium, as these charges are associated with specific portfolios, which will be repaid in time. Management also believes it is useful to exclude gains and losses on asset dispositions as these amounts are not reflective of our operating performance or the performance of our assets and the amount of such items can vary dramatically from period to period. The timing and selection of an asset for disposition is subject to a number of variables that are generally unrelated to our on-going operations. Similarly, the Company completed both its reorganization and its restructuring in fiscal 2004, and accordingly, management believes the inclusion of these charges is inconsistent with reflecting our comparative performance.

Net Income (Loss) Excluding Impairment Charges

In the quarter ended December 31, 2003, Sunterra determined that reorganization value in excess of identifiable assets-goodwill, was impaired, and recorded a $91.6 million charge. Within the same accounting period, we determined the value of certain other assets were impaired and recorded a charge of $0.9 million regarding a former office building. In presenting comparative operating results, we adjust net income (loss) to exclude these charges, as management believes the inclusion of these charges is inconsistent with reflecting our comparative performance.

Limitations on the Use of Non-GAAP Measures

The use of EBITDA and Adjusted EBITDA has certain limitations. Our presentation of EBITDA and Adjusted EBITDA may be different from the presentation used by other companies and therefore comparability may be limited. Depreciation expense for various long-term assets, interest expense, income taxes, and other items have been and will be incurred and are not reflected in the presentation of EBITDA or Adjusted EBITDA. Each of these items should also be considered in the overall evaluation of our results. Additionally, EBITDA and Adjusted EBITDA do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity.

We compensate for these limitations by providing the relevant disclosure of our depreciation, interest, and income tax expense, capital expenditures and other items both in our reconciliations to the GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance.

EBITDA, Adjusted EBITDA, and net income (loss) excluding impairment charges are used in addition to and in conjunction with results presented in accordance with GAAP. EBITDA, Adjusted EBITDA, and net income (loss) excluding impairment charges should not be considered as alternatives to net income, operating income, cash flows from operations or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. EBITDA, Adjusted EBITDA, and net income (loss) excluding impairment charges reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

                  SUNTERRA CORPORATION AND SUBSIDIARIES

         Non-GAAP to GAAP Reconciliation of Net Income (Loss)
                     to EBITDA and Adjusted EBITDA

              Three Months Ended December 31, 2004 and 2003

                           (in thousands)

                             (unaudited)

                                                     Three Months Ended
                                                        December 31,
                                                      2004        2003
                                                    --------    --------
NET INCOME (LOSS)                                   $  5,752    $(91,981)

  Interest expense                                     6,093       7,780
  Provision for income taxes                           3,470         726
  Depreciation and amortization                        2,415       3,144
                                                    --------    --------

EBITDA                                                17,730     (80,331)

  Amortization of capitalized loan origination
   costs and portfolio premium                           738       1,014
  Reorganization and restructuring expenses, net           -         311
  Gain on sales of assets                               (192)        (78)
  Impairment of assets                                     -      92,483
  Gain on foreign currency                              (589)          -
                                                    --------    --------

ADJUSTED EBITDA                                     $ 17,687    $ 13,399
                                                    ========    ========

                  SUNTERRA CORPORATION AND SUBSIDIARIES

     Non-GAAP to GAAP Reconciliation of Consolidated Net Income (Loss)
         to Consolidated Net Income Excluding Impairment Charges

               Three Months Ended December 31, 2004 and 2003

                           (in thousands)

                             (unaudited)

                                                     Three Months Ended
                                                        December 31,
                                                      2004        2003
                                                    --------    --------

NET INCOME (LOSS)                                   $  5,752    $(91,981)

    Impairment of assets                                   -      92,483
                                                    --------    --------

NET INCOME EXCLUDING IMPAIRMENT CHARGES             $  5,752    $    502
                                                    ========    ========

Net income (loss) per share:

  Basic                                             $   0.29    $   0.03
                                                    ========    ========

  Diluted                                           $   0.24    $   0.03
                                                    ========    ========

Weighted-average number of
 common shares outstanding:

  Basic                                               20,000      20,000
                                                    ========    ========

  Diluted                                             25,940      20,000
                                                    ========    ========

                  SUNTERRA CORPORATION AND SUBSIDIARIES

    Non-GAAP to GAAP Reconciliation of North American Net Income (Loss)
     to North American Net Income (Loss) Excluding Impairment Charges

              Three Months Ended December 31, 2004 and 2003

                           (in thousands)

                             (unaudited)

                                                     Three Months Ended
                                                        December 31,
                                                      2004        2003
                                                    --------    --------

NET INCOME (LOSS)                                   $  4,662    $(95,350)

    Impairment of assets                                   -      92,483
                                                    --------    --------

NET INCOME (LOSS) EXCLUDING IMPAIRMENT CHARGES      $  4,662    $ (2,867)
                                                    ========    ========

INVESTOR CONTACT:
Bryan D. Coy
702-304-7005
investorrelations@sunterra.com